001

25,000

FIRST CALIFORNIA FINANCIAL GROUP, INC.

A DELAWARE CORPORATION

This Certifies that Department of the Treasury is the registered holder of Twenty-Five Thousand (25,000) Shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series B, $0.01 par value, of First California Financial Group, Inc., a Delaware corporation, hereinafter designated “the Corporation” transferable on the share register of the Corporation upon surrender of this certificate properly endorsed or assigned.

This certificate and the shares represented thereby shall be held subject to all of the provisions of the Certificate of Incorporation and the Bylaws of said Corporation, a copy of each of which is on file at the office of the Corporation, and made a part hereof as fully as though the provisions of said Certificate of Incorporation and Bylaws were imprinted in full on this certificate, to all of which the holder of this certificate, by acceptance hereof, assents and agrees to be bound.

Any shareholder may obtain from the principal office of the Corporation, upon request and without charge, a statement of the number of shares constituting each class or series of stock and the designation thereof; and a copy of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes or series of stock and upon the holders thereof by said Certificate of Incorporation and the Bylaws.

WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED: THIS 19th DAY OF December, 2008 A.D.

By:

Assistant Secretary

By:

President

UST SEQUENCE NUMBER: 204

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM – as tenants in common

TEN ENT – as tenants by entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT Custodian (Minor) under Uniform Gifts to Minor Act (State)

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER

(Please Print or Typewrite Names and Address including Postal Zip Code of Assignee)

Shares of the Preferred Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:

In presence of

Signature

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

For Value received, hereby sell, assign and transfer unto Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

In presence of

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.